JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

SEPARATE ACCOUNT A

Supplement dated February 14, 2014

to PROSPECTUSES dated April 29, 2013, as supplemented from time to time

Change to Model Allocation

This Supplement applies to VENTURE® VARIABLE ANNUITY, VENTURE III® VARIABLE ANNUITY, VENTURE VANTAGE® VARIABLE ANNUITY and VENTURE VISION® VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York (the “Contracts”). It supplements and amends the information contained in the prospectus for the Contract you purchased (the “Annuity Prospectus”) dated April 29, 2013.

You should read this Supplement together with the Annuity Prospectus and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus please contact our Annuities Service Center at 1-800-344-1029, or in New York State at 1-800-551-2078 to request a free copy. You may also visit our website at www.jhannuities.com or www.jhannuitiesnewyork.com.

Purpose of this Supplement

This Supplement announces the limited availability of a new restricted Model Allocation: Global Balanced PS.

Limited Availability of New Restricted Model Allocation

We currently do not make “Model Allocations” available. However, from the date of this Supplement until close of business on June 30, 2014, a new restricted Model Allocation, Global Balanced PS Model Allocation, will be available to any Contract Owner currently invested in the Global Balanced Model Allocation (“Eligible Owner”). Global Balanced PS Model Allocation will be available only to these Eligible Owners and only until the close of business on June 30, 2014.

Accordingly, we revise the Annuity Prospectus as follows:

The following supplements the “Restrictions on Investment Options Under Guaranteed Minimum Withdrawal Benefit Riders” section in Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”:

If you are invested in the Global Balanced Model Allocation, until June 30, 2014 you may transfer your Contract Value to the new Global Balanced PS Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA program), including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation if you transfer your Contract Value to any Investment Option other than as permitted in that Model Allocation. Following a transfer from the Global Balanced Model Allocation to the Global Balanced PS Model Allocation, the portion of your Contract Value that was allocated to Lifestyle Balanced Trust will be allocated to Lifestyle Balanced PS Series. The portion of your Contract Value that was allocated to Fundamental Value Trust, American International Trust and Global Bond Trust will be the same as prior to the transfer. The allocations will be rebalanced to the Model Allocation Percentages at the end of the calendar quarter. Global Balanced PS Model Allocation is only available to Contract Owners invested in the Global Balanced PS Model Allocation and only until June 30, 2014.

Restricted Model Allocations:

Model Allocation Name	Model Allocation Percentage	Portfolio Name
Global Balanced	30%	Fundamental Value Trust
(not available after April 30, 2007)	25%	American International Trust
	25%	Lifestyle Balanced Trust
	20%	Global Bond Trust
Global Balanced PS	30%	Fundamental Value Trust
(not available after June 30, 2014)	25%	American International Trust
	25%	Lifestyle Balanced PS Series
	20%	Global Bond Trust

You should retain this Supplement for future reference.

Supplement dated February 14, 2014

02/14:VAPS22	333-70728	033-79112
	333-70730	033-46217
	333-71072	333-138846
	333-71074	333-61283
	333-70850	333-83558

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